Supplement to the
Fidelity Advisor® Series Growth Opportunities Fund
January 29, 2014
Prospectus

The following information supplements information found in the "Fund Summary" section under the heading "Portfolio Manager(s)" on page 4.

FMR expects that Mr. Reddy will assume the role of lead portfolio manager on or about January 1, 2015 and will become sole portfolio manager on or about March 31, 2015.

AXS3-14-01  March 31, 2014
1.9857242.100